Federated Capital Appreciation Fund

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

A portfolio of Federated Equity Funds

SUPPLEMENT TO PROSPECTUS DATED DECEMBER 31, 1999

     Please add the following as the third paragraph on page 15 of the prospectus under the section entitled THE FUND'S PORTFOLIO MANAGERS ARE:

     "David P. Gilmore has been a Portfolio Manager of the Fund since September 2000. Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of the Fund's Adviser in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He attended the University of Virginia, where he earned his M.B.A., from September 1995 to May 1997. Mr. Gilmore has a B.S. from Liberty University."

     Bernard Picchi, Arthur J. Barry, James E. Grefenstette and J. Thomas Madden remain as Portfolio Managers to the Fund.

                                                              September 30, 2000


(LOGO)

Federated Capital Appreciation Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM
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Federated Securities Corp., Distributor

Cusip 314172701

Cusip 314172800

Cusip 314172883

25831 (9/00)

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